LOANS PAYABLE	12 Months Ended
Dec. 31, 2024
LOANS PAYABLE
LOANS PAYABLE

20	LOANS PAYABLE

On April 24, 2024, the Company obtained a secured promissory note in the principal amount of US$7 million from a member of management. The secured promissory note matures on April 24, 2025 and bears interest at an annual rate of 14%, payable quarterly.

	December 31,	December 31,
	2024	2023
Balance as at beginning of the year	—	—
Promissory note issued	6,532	—
Interest on promissory note	617	—
Repayment of interest of promissory note	(454)	—
Repayment of promissory note	—	—
Effect of foreign currency exchange rate	(116)	—
Balance as at end of year	6,579	—

20	LOANS PAYABLE (CONTINUED)

During the year ended December 31, 2024, interest expense of EUR 617 was recognized within net interest expense and other financing charges (year ending December 31, 2023: nil).